[LOGO OMITTED]   RIVERPARK
                 FUNDS

SUMMARY PROSPECTUS

RIVERPARK/WEDGEWOOD FUND
    Retail Class Shares
    Institutional Class Shares
SEPTEMBER 28, 2010

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Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.riverparkfunds.com. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund's prospectus and statement of additional information, both dated September 28, 2010, are incorporated by reference into this Summary Prospectus.
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INVESTMENT OBJECTIVE
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RiverPark/Wedgewood Fund ("RiverPark/Wedgewood" or the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)                RETAIL  INSTITUTIONAL
     MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                       None       None
     MAXIMUM DEFERRED SALES CHARGE (LOAD)                                   None       None
     MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS            None       None
     REDEMPTION FEE                                                         None       None

                                                                     --------------------------

                                                                          RETAIL  INSTITUTIONAL
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
     MANAGEMENT FEES                                                       0.65%      0.65%
     DISTRIBUTION AND SERVICE (12B-1) FEES                                  None       None
     OTHER EXPENSES(1)                                                     2.00%      1.75%
                                                                          ------    -------
     TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.65%      2.40%
     FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(2)                           (1.40%)   (1.40%)
                                                                          ------    -------
     TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
     AND/OR EXPENSE REIMBURSEMENT                                          1.25%      1.00%

1) Other Expenses are based on estimated amounts for the Fund's current fiscal year and include administration, transfer agency, sub-transfer agency, custodian and shareholder servicing fees.
(2) RiverPark Advisors, LLC, the Fund's investment adviser (the "Adviser"), has agreed contractually to waive its fees and to reimburse expenses of the Fund to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional and 1.25% for the Retail Class Shares of the Fund's average net assets. Subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Funds at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund's outstanding shares.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then




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redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     -----------------------------------
                                       1 YEAR    3 YEARS
                     -----------------------------------
                     Retail             $127       $690
                     -----------------------------------
                     Institutional      $102       $614
                     -----------------------------------

PRINCIPAL INVESTMENT STRATEGIES
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RiverPark/Wedgewood seeks long-term capital appreciation by investing at least
80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood Partners, Inc., the Fund's sub-adviser ("Wedgewood"), believes have above-average growth prospects. Wedgewood expects that the Fund will invest primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and expects to invest in a limited number of companies, generally holding securities of between 20 and 30 companies. The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest outside of the U.S.

Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today's economy. Wedgewood invests for the long term, and expects to hold securities, in many cases, for more than 5 years.

Wedgewood's investment process involves rigorous qualitative and quantitative inputs as well as a strict valuation and risk discipline. Wedgewood's quantitative process seeks to differentiate among the 500-600 largest companies to separate those which exhibit factors such as above-average returns on equity, returns on capital, cash flow returns on investment, earnings per share growth and revenue growth. The qualitative process then focuses on the sustainability of the company's business model with particular emphasis on barriers to entry, competition and relative buyer/supplier leverage. Wedgewood next uses a valuation model to forecast future performance for sales, earnings and financial position to create absolute valuation projections for the company's intrinsic value seeking to invest in a focused (20-30 securities) portfolio of its highest conviction ideas. Positions are reduced or eliminated from the portfolio over time when long-term growth rates fall below Wedgewood's expectations, a superior opportunity becomes available and/or appreciation results in an excessively large holding in the portfolio.

PRINCIPAL RISKS
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RiverPark/Wedgewood is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

NO OPERATING HISTORY RISK. The Fund is an open-end investment company with no history of operations. The Fund is designed for long-term investors and not as a trading vehicle.

EQUITY SECURITIES RISKS. The Fund will invest primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund investments, regardless of the performance or expected performance of companies in which the Fund invests.

FOREIGN SECURITIES RISK. The Fund may invest in foreign securities through investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

GROWTH STOCK RISK. The Fund will invest in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund's performance. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

MARKET RISK. Because the Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

MANAGEMENT RISK. Management risk means that the sub-adviser's security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

NON-DIVERSIFICATION RISK. RiverPark/Wedgewood is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund's value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

RECENT MARKET EVENTS RISK. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

See "Description of Principal Risks" beginning on page 29 of the Prospectus for a discussion of each of these risks.

PERFORMANCE
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Because the Fund has not begun operations, performance information is not yet available. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is no guarantee of future results. Once available, updated performance information will be available by calling 888-564-4517 or by visiting the Fund's website at www.riverparkfunds.com.

MANAGEMENT
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INVESTMENT ADVISER
RiverPark Advisors, LLC serves as the Fund's investment adviser.

SUB-ADVISER
Wedgewood Partners, Inc. serves as the Fund's sub-adviser.

PORTFOLIO MANAGER
Mr. David A. Rolfe, CFA, is the portfolio manager primarily responsible for the investment decisions of the Fund. Mr. Rolfe is the Chief Investment Officer of Wedgewood, has been associated with Wedgewood since its inception in 1992 and will become the portfolio manager of the Fund upon commencement of operations.

PURCHASE AND SALE OF FUND SHARES
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You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $1 million. There is no minimum for subsequent investments if payment is mailed by check; otherwise the minimum is $100. Transactions received, in good order, before the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) receive the next calculated net asset value.

TAX INFORMATION
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The Fund's distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary's website for more information.























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